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                                                                      EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Home Shopping Network, Inc.

We consent to the incorporation by reference herein.




KPMG Peat Marwick LLP

St. Petersburg, Florida
May 9, 1996